3Q2022
Supplemental Information
FURNISHED AS OF NOVEMBER 9, 2022 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report, and include, but are not limited to, statements related to the merger between Healthcare Realty Trust Incorporated (“Legacy HR” and, after the closing of the merger, the “Company”) and Healthcare Trust of America, Inc. (“Legacy HTA”) that closed on July 20, 2022 (the “Merger”). These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: risks related to the Merger diverting the attention the Company's management from ongoing business operations; failure to realize the expected benefits of the Merger; the risk that the Company’s and Legacy HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; the possibility that, if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; pandemics or other health crises, such as COVID-19; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Legacy HR’s and Legacy HTA’s Annual Reports on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2021, under the heading "Risk Factors" and other risks described from time to time thereafter in the Legacy HR’s. Legacy HTA’s, and the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
6	Salient Facts
7	Corporate Information
8	Balance Sheet
9	Statements of Income
10	FFO, Normalized FFO, & FAD
11	Capital Funding & Commitments
12	Debt Metrics
13	Debt Covenants & Liquidity
14	Investment Activity
15	Re/development Activity
16	Portfolio
17	Health Systems
18	MOB Proximity to Hospital
19	Lease Maturity & Occupancy
20	Leasing Statistics
21	NOI Performance
22	NOI Reconciliations
24	EBITDA Reconciliations
25	Components of Net Asset Value

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•The Company completed the merger with Healthcare Trust of America, Inc. on July 20, 2022. Legacy HR was the accounting acquirer in the reverse merger structure. Unless otherwise noted, all financial information prior to the completion of the merger relates to Legacy HR.
•Net income attributable to common stockholders for the three months ended September 30, 2022 was $28.3 million or $0.08 per diluted common share.
•Normalized FFO per share totaled $0.39. With the full quarter pro-forma and run-rate adjustments as outlined below, expected run-rate normalized FFO is $0.40 per share. These quarterly amounts include the negative effect of non-cash, merger-related fair value debt adjustments of $0.03 per share. See the section below for a reconciliation of these items.
•Same store cash NOI for the third quarter increased 2.8% over the prior year. For the trailing twelve months ended September 30, 2022, same store cash NOI grew 2.4%. The same store portfolio includes 589 properties from combined Legacy HR and HTA, comprising 83% of total cash NOI.
•Predictive growth measures in the same store portfolio include:
◦Average in-place rent increases of 2.64%
◦Future annual contractual increases of 2.8% for leases commencing in the quarter
◦Weighted average cash leasing spreads of 2.9% on 634,000 square feet renewed:
▪10% (<0% spread)
▪26% (0-3%)
▪43% (3-4%)
▪22% (>4%)
◦Tenant retention of 79.1%
•Portfolio leasing activity in the third quarter totaled 1,086,000 square feet related to 317 leases:
◦694,000 square feet of renewals
◦392,000 square feet of new and expansion leases
•In the third quarter, the Company realized $16.4 million of annualized synergies, or nearly half of the projected $33-$36 million of annual G&A synergies. The Company expects to realize approximately $18 million of remaining annual G&A savings evenly over the next three quarters. This equates to an incremental $1.5 million of G&A savings for each of the next three quarters.
•Associated with the merger, the Company has closed $922 million in joint ventures and asset sale transactions at a weighted average cap rate of 4.6%. Transactions totaling $105 million are under contract and expected to close in November. In December, the Company expects to complete the remaining sales that will bring the total to over $1.1 billion at an expected weighted average cap rate of 4.8%.
•Since the end of the second quarter, the Company acquired nine medical office buildings totaling 249,000 square feet for $94.9 million. The properties are all located in existing markets and expand clusters in high growth markets, including Atlanta, Nashville and Raleigh.
•Since the end of the third quarter, the Company entered into new interest rate swaps totaling $250 million, bringing fixed rate debt to 86% of total debt, excluding the remaining balance on the asset sale term loan.
•Run-rate net debt to adjusted EBITDA on a full quarter proforma basis was 6.3 times at the end of the quarter. For a reconciliation to expected run-rate amounts, see the section below.
•A dividend of $0.31 per share will be paid on November 30, 2022 to stockholders of record on November 15, 2022.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 4

RUN-RATE ADJUSTED EBITDA, NORMALIZED FFO AND FAD

The following table provides a reconciliation of the current quarter full proforma normalized FFO, FAD and Adjusted EBITDA to an expected quarterly run-rate. The expected run-rates do not adjust for future changes in interest rates, portfolio NOI growth, or external investment activity. The expected run-rates also do not include any dispositions beyond those expected to repay the $1.125 billion asset sale term loan.

	NORMALIZED FFO	FAD	ADJUSTED EBITDA	NET DEBT
Q3 2022 proforma full quarter	$150,884	$118,835	$212,759	$5,840,802
NOI adjustments for asset sales: [1]
Q3 NOI recognized on assets sold during the quarter [2]	(3,997)	(3,944)	—	—
October asset sales completed	(1,625)	(1,600)	(1,625)	(136,000)
Expected November asset sales	(1,400)	(1,300)	(1,400)	(105,000)
Expected December asset sales	(3,000)	(2,875)	(3,000)	(182,000)
Q3 acquisition timing [2]	918	865	—	—
Q3 recognized interest expense on the asset sale term loan	5,419	5,151	—	—
Reversal of Q3 seasonal utilities	2,500	2,500	2,500	—
Remaining expected G&A synergies [3]	4,500	4,500	4,500	—
Normalized maintenance capex [4]	—	4,500	—	—
Adjusted run-rate	$154,199	$126,632	$213,734	$5,417,802
Per share	$0.40	$0.33
Net debt to adjusted EBITDA				6.3x
FFO wtd avg common shares outstanding - diluted	384,615	384,615
Merger-related fair value debt adjustment	$11,844
Per share	$0.03

1FFO and EBITDA includes the impact of straight-line rent.
2Adjustments to reflect quarterly NOI/EBITDA from properties acquired or disposed of in the quarter.
3The Company expects to realize $1.5 million per quarter in incremental G&A savings over each of the next three quarters.
4Quarterly maintenance capex as a percentage of NOI was 17.6%. The Company expects a run rate of 16% of run-rate adjusted cash NOI.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 5

Salient Facts [1]
AS OF SEPTEMBER 30, 2022

Properties

728 properties totaling 42.6M SF
71 markets in 35 states
38.9M SF managed by Healthcare Realty
91.8% medical office and outpatient
60% of NOI in Top Markets

Capitalization

$13.8B enterprise value as of 9/30/22
$7.9B market capitalization as of 9/30/22
384.6M shares outstanding (including OP units)
$0.31 quarterly dividend per share
BBB/Baa2/BBB S&P/Moody's/Fitch
42.4% net debt to enterprise value at 9/30/22
6.3x proforma net debt to adjusted EBITDA

1 Includes properties held in joint ventures.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 6

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of September 30, 2022, the Company was invested in 728 real estate properties in 35 states totaling 42.6 million square feet and had an enterprise value of approximately $13.8 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 38.9 million square feet nationwide.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Credit Suisse Securities (USA) LLC
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

W. Bradley Blair, II
Vice Chairman, Healthcare Realty Trust Incorporated
Retired Chairman, Healthcare Trust of America

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Vicki U. Booth
President and Board Chair
Ueberroth Family Foundation

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Jay P. Leupp
Managing Partner and Senior Portfolio Manager
Terra Firma Asset Management, LLC

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Constance B. Moore
Retired President and CEO
BRE Properties, Inc.

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 7

Balance Sheet
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
		2Q 2022
	3Q 2022	Combined	Legacy HR	Legacy HTA
Real estate properties
Land	$1,449,550	$1,104,700	$456,306	$648,394
Buildings and improvements	11,439,797	11,447,844	4,673,026	6,774,818
Lease intangibles	968,914	382,738	—	382,738
Personal property	11,680	11,799	11,799	—
Investment in financing receivables, net	118,919	118,446	118,446	—
Financing lease right-of-use assets	79,950	71,632	71,632	—
Construction in progress	43,148	31,980	16,728	15,252
Land held for development	73,321	22,952	22,952	—
Total real estate investments	14,185,279	13,192,091	5,370,889	7,821,202
Less accumulated depreciation and amortization	(1,468,736)	(3,102,055)	(1,402,509)	(1,699,546)
Total real estate investments, net	12,716,543	10,090,036	3,968,380	6,121,656
Cash and cash equivalents	57,583	64,026	34,312	29,714
Restricted cash	—	4,559	—	4,559
Assets held for sale, net	185,074	—	—	—
Operating lease right-of-use assets	321,365	353,807	126,204	227,603
Investments in unconsolidated joint ventures	327,752	272,851	210,781	62,070
Other assets, net and goodwill	587,126	578,948	209,200	369,748
Total assets	$14,195,443	$11,364,227	$4,548,877	$6,815,350

LIABILITIES AND STOCKHOLDERS' EQUITY
		2Q 2022
	3Q 2022	Combined	Legacy HR	Legacy HTA
Liabilities
Notes and bonds payable	$5,570,139	$5,158,398	$2,063,755	$3,094,643
Accounts payable and accrued liabilities	231,018	255,883	84,210	171,673
Liabilities of properties held for sale	10,644	—	—	—
Operating lease liabilities	268,840	291,739	94,748	196,991
Financing lease liabilities	72,378	62,195	62,195	—
Other liabilities	203,398	176,844	66,102	110,742
Total liabilities	6,356,417	5,945,059	2,371,010	3,574,049
Stockholders' equity
Preferred stock, $0.01 par value; 200,000 shares authorized	—	—	—	—
Common stock, $0.01 par value; 1,000,000 shares authorized	3,806	3,807	1,516	2,291
Additional paid-in capital	9,586,556	9,185,292	4,002,526	5,182,766
Accumulated other comprehensive income/(loss)	5,524	4,536	(1,250)	5,786
Cumulative net income attributable to common stockholders	1,342,819	1,314,515	1,314,515	—
Cumulative dividends [1]	(3,211,492)	(5,171,621)	(3,139,440)	(2,032,181)
Total stockholders' equity	7,727,213	5,336,529	2,177,867	3,158,662
Non-controlling interest	111,813	82,639	—	82,639
Total Equity	7,839,026	5,419,168	2,177,867	3,241,301
Total liabilities and stockholders' equity	$14,195,443	$11,364,227	$4,548,877	$6,815,350

1Includes Legacy HTA's cumulative dividends in excess of earnings.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 8

Statements of Income[1]
DOLLARS IN THOUSANDS

	3Q 2022		2Q 2022
	AS REPORTED	PROFORMA FULL QUARTER	COMBINED	LEGACY HR	LEGACY HTA
Revenues
Rental income	298,931	344,251	338,916	140,632	198,284
Interest income	3,366	3,750	1,957	1,957	—
Other operating	4,057	4,057	4,587	2,738	1,849
	306,354	352,058	345,460	145,327	200,133
Expenses
Property operating	112,473	127,172	120,383	57,010	63,373
General and administrative	16,741	18,956	24,783	10,540	14,243
Acquisition and pursuit costs [2]	482	482	1,449	1,352	97
Merger-related costs	79,402	79,402	12,192	7,085	5,107
Depreciation and amortization	158,117	186,643	130,782	55,731	75,051
	367,215	412,655	289,589	131,718	157,871
Other income (expense)
Interest expense before merger-related fair value	($43,775)	($48,547)	($40,303)	($15,543)	($24,760)
Merger-related fair value adjustment	(9,269)	(11,844)	—	—	—
Interest expense	(53,044)	(60,391)	(40,303)	(15,543)	(24,760)
Gain on sales of real estate properties	143,908	143,908	8,496	8,496	—
Loss on extinguishment of debt	(1,091)	(1,091)	(3,615)	—	(3,615)
Equity loss from unconsolidated joint ventures	(124)	(124)	94	(307)	401
Interest and other income (expense), net	(172)	(172)	9	(125)	134
	89,477	82,130	(35,319)	(7,479)	(27,840)
Net income	$28,616	$21,533	$20,552	$6,130	$14,422
Net income attributable to non-controlling interests	(312)	(316)	(254)	—	(254)
Net income attributable to common stockholders	$28,304	$21,217	$20,298	$6,130	$14,168

MERGER-RELATED NON-CASH FAIR VALUE DEBT ADJUSTMENT
		PROFORMA FULL QUARTER	PER SHARE
Merger-related non-cash fair value debt adjustment		$(11,844)	($0.031)

G&A SYNERGIES
		QUARTERLY AMOUNT	PER SHARE
Q2 2022 combined		$24,783
Legacy HTA normalizing adjustments		(1,700)
Q2 2022 normalized combined		23,083
Q3 2022 realized synergies		(4,127)	($0.011)
Q3 2022 proforma full quarter		18,956
Remaining expected synergies		(4,500)	($0.012)

1On July 20, 2022, Legacy HR and Legacy HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third quarter data is for the combined company, whether on an actual or pro forma basis.
2Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 9

FFO, Normalized FFO, & FAD [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	3Q 2022		2Q 2022
	AS REPORTED	PROFORMA FULL QUARTER	COMBINED	LEGACY HR	LEGACY HTA[9]
Net income attributable to common stockholders	$28,304	$21,217	$20,298	$6,130	$14,168
Gain on sales of real estate assets	(143,908)	(143,908)	(8,496)	(8,496)	—
Real estate depreciation and amortization	159,643	188,131	131,778	57,334	74,444
Non-controlling income from partnership units	377	316	254	—	254
Unconsolidated JV depreciation and amortization	3,526	3,526	3,295	2,807	488
FFO	$47,942	$69,282	$147,129	$57,775	$89,354
Acquisition and pursuit costs [4]	482	482	1,449	1,352	97
Merger-related costs	79,402	79,402	12,192	7,085	5,107
Lease intangible amortization	(2)	127	815	584	231
Non-routine legal costs/forfeited earnest money received [5]	346	346	1,842	140	1,702
Debt financing costs	1,091	1,091	4,716	—	4,716
Unconsolidated JV normalizing items [6]	154	154	83	83	—
Normalized FFO	$129,415	$150,884	$168,226	$67,019	$101,207
Non-real estate depreciation and amortization	577	577	1,780	556	1,224
Non-cash interest amortization [7]	8,924	11,499	747	747	—
Provision for bad debt, net	457	457	16	16	—
Straight-line rent income, net	(7,715)	(9,908)	(3,743)	(1,327)	(2,416)
Stock-based compensation	3,666	3,666	5,547	3,356	2,191
Unconsolidated JV non-cash items [8]	(377)	(377)	(242)	(242)	—
Normalized FFO adjusted for non-cash items	134,947	156,798	172,331	70,125	102,206
2nd generation TI	(10,147)	(11,763)	(13,635)	(5,051)	(8,584)
Leasing commissions paid	(8,283)	(8,739)	(7,251)	(3,475)	(3,776)
Capital expenditures	(16,067)	(17,461)	(11,726)	(4,557)	(7,169)
Total maintenance capex	(34,497)	(37,963)	(32,612)	(13,083)	(19,529)
FAD	$100,450	$118,835	$139,719	$57,042	$82,677
Quarterly dividends [9]	$103,174	$119,194	$122,862	$47,097	$75,765
FFO per common share - diluted	$0.14	$0.18	$0.38	$0.38	$0.38
Normalized FFO per common share - diluted	$0.39	$0.39	$0.44	$0.45	$0.43
FFO wtd avg common shares outstanding - diluted [10]	332,819	384,615	383,670	150,545	233,125

1On July 20, 2022, Legacy HR and Legacy HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third quarter data is for the combined company, whether on an actual or pro forma basis.
2Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
3FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
4Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.
5Non-routine legal costs include expenses related to two separate disputes: one with a contractor on a $60.6 million completed construction project and another with a tenant on a violation of use restrictions. Forfeited earnest money received related to a disposition that did not materialize.
6Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
7Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
8Includes the Company's proportionate share of straight-line rent, net and provision for bad debt, net related to unconsolidated joint ventures.
9Quarterly dividends for the third quarter represent dividends at the current rate of $0.31 per share multiplied by the weighted average shares outstanding. Actual dividends paid in the third quarter were $72.1 million.
10The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 787,559 for the three months ended September 30, 2022.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 10

Capital Funding & Commitments [1]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	PROFORMA 3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
Acquisitions [2]	$91,253	$163,762	$172,663	$258,072	$160,073
Re/development	31,546	9,387	7,664	11,767	6,594
1st generation TI & acquisition capex [3]	12,596	8,103	7,473	7,596	4,675

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	PROFORMA 3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
2nd generation TI	$11,763	$5,051	$4,899	$10,207	$6,219
Leasing commissions paid	8,739	3,475	3,767	2,214	4,531
Capital expenditures	17,461	4,557	2,620	6,043	5,443
	$37,963	$13,083	$11,286	$18,464	$16,193
% of Cash NOI
2nd generation TI	5.5%	5.6%	5.6%	12.1%	7.6%
Leasing commissions paid	4.1%	3.9%	4.3%	2.6%	5.6%
Capital expenditures	8.1%	5.1%	3.0%	7.2%	6.7%
	17.6%	14.5%	13.0%	22.0%	19.9%

LEASING COMMITMENTS
	PROFORMA 3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
Renewals
Square feet	632,690	205,400	260,202	332,819	360,302
2nd generation TI/square foot/lease year	$1.66	$1.66	$1.73	$1.46	$1.75
Leasing commissions/square foot/lease year	$1.03	$1.15	$1.04	$1.23	$0.93
Renewal commitments as a % of annual net rent	10.5%	11.4%	11.0%	11.4%	11.4%
WALT (in months) [4]	50.1	39.7	42.9	46.4	45.0

New leases
Square feet	262,904	79,467	96,001	109,592	97,619
2nd generation TI/square foot/lease year	$4.84	$7.07	$5.93	$5.44	$4.74
Leasing commissions/square foot/lease year	$1.39	$1.65	$1.90	$1.84	$1.62
New lease commitments as a % of annual net rent	28.1%	40.6%	32.2%	34.2%	30.7%
WALT (in months) [4]	87.1	77.4	76.9	77.2	80.0

All
Square feet	895,594	284,867	356,203	442,411	457,921
Leasing commitments as a % of annual net rent	16.9%	22.6%	19.2%	18.8%	16.8%
WALT (in months) [4]	61.0	50.2	52.1	54.0	52.5

1On July 20, 2022, Legacy HR and Legacy HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third quarter data is for the combined company, whether on an actual or pro forma basis.
2Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
3Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
4WALT = weighted average lease term.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 11

Debt Metrics[1]
DOLLARS IN THOUSANDS
AS REPORTED

SUMMARY OF INDEBTEDNESS AS OF SEPTEMBER 30, 2022
	PRINCIPAL BALANCE	BALANCE [2]	MATURITY DATE	MONTHS TO MATURITY [3]	INTEREST EXPENSE	CONTRACTUAL INTEREST EXPENSE	CONTRACTUAL RATE	EFFECTIVE RATE	FAIR VALUE MERGER ADJUSTED
SENIOR NOTES	$250,000	$249,025	5/1/2025	31	$2,470	$2,422	3.88%	4.12%
	600,000	569,786	8/1/2026	46	5,606	4,200	3.50%	4.94%	Y
	500,000	478,541	7/1/2027	57	4,541	3,750	3.75%	4.76%	Y
	300,000	296,711	1/15/2028	64	2,780	2,719	3.63%	3.85%
	650,000	562,974	2/15/2030	89	5,867	3,974	3.10%	5.30%	Y
	300,000	296,787	3/15/2030	90	1,930	1,800	2.40%	2.72%
	300,000	295,424	3/15/2031	102	1,591	1,537	2.05%	2.25%
	800,000	628,617	3/15/2031	102	6,334	3,155	2.00%	5.13%	Y
	$3,700,000	$3,377,865		74	$31,119	$23,557	2.97%	4.42%
TERM LOANS	$350,000	$348,735	7/20/2025	34	$80	$80	SOFR + 1.05%	4.10%
	200,000	199,611	5/31/2026	44	1,701	1,701	SOFR + 1.05%	3.51%
	300,000	299,930	10/31/2026	49	1,541	1,541	SOFR + 1.05%	2.47%
	150,000	149,458	5/31/2026	44	1,251	1,251	SOFR + 1.05%	3.32%
	200,000	199,328	7/1/2027	57	984	984	SOFR + 1.05%	2.27%
	300,000	297,764	1/12/2028	63	2,077	2,077	SOFR + 1.05%	3.56%
	$1,500,000	$1,494,826		48	$7,634	$7,634		3.26%
$1.5B CREDIT FACILITY	$190,600	$190,600	10/31/2027	61	$4,046	$4,046	SOFR + 0.95%	3.99%
$1.125B ASSET SALE TERM	$423,000	$421,919	7/19/2024	22	$5,419	$5,151	SOFR + 1.05%	4.07%	Y
MORTGAGES	$84,784	$84,929	various	27	$803	$867	4.07%	3.97%
	$5,898,384	$5,570,139		62	$49,021	$41,255	3.17%	4.06%
Interest cost capitalization					(703)	—
Unsecured credit facility fee & deferred financing costs					2,105	764
Fair value derivative amortization					1,732	—
Financing right-of-use asset amortization					889	—
					$53,044	$42,019

DEBT MATURITIES SCHEDULE AS OF SEPTEMBER 30, 2022
	PRINCIPAL PAYMENTS				WEIGHTED AVERAGE CONTRACTUAL RATE
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL
2022			$661	$661	—%	—%	4.00%	4.00%
2023			18,880	18,880	—%	—%	3.83%	3.83%
2024	$423,000		25,353	448,353	4.07%	—%	4.41%	4.09%
2025	350,000	$250,000	16,250	616,250	4.10%	3.88%	4.22%	4.01%
2026	650,000	600,000	23,640	1,273,640	2.98%	3.50%	3.81%	3.24%
2027	390,600	500,000		890,600	3.11%	3.75%	—%	3.47%
2028	300,000	300,000		600,000	3.56%	3.63%	—%	3.59%
Thereafter		2,050,000		2,050,000	—%	2.41%	—%	2.41%
Total	$2,113,600	$3,700,000	$84,784	$5,898,384	3.49%	2.97%	4.07%	3.17%
Total excluding asset sale term loan	$1,690,600	$3,700,000	$84,784	$5,475,384
Fixed rate debt balance [4]	$675,000	$3,700,000	$84,784	$4,459,784

1On July 20, 2022, Legacy HR and Legacy HTA merged, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third quarter data is for the combined company, whether on an actual or pro forma basis.
2Balances are reflected net of discounts, fair value adjustments, and deferred financing costs and include premiums.
3Includes extension options.
4Reflects $675.0 million of interest rate swaps.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 12

Debt Covenants & Liquidity[1]
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED SEPTEMBER 30, 2022 [2]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	39.3%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	0.6%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	41.5%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.2x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.3x
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 35%	6.2%

Senior Notes due 2030 and 2031 [3]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	39.1%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	0.6%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	253.1%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	3.5x

Other Senior Notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	40.3%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	0.6%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	244.4%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	3.4x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	6.3x
Net debt to enterprise value [6]	Net debt/enterprise value	Not required	42.4%

LIQUIDITY SOURCES
Cash	$57,583
Unsecured credit facility availability	1,309,400
Consolidated unencumbered assets (gross) [7]	14,180,746

1On July 20, 2022, Legacy HR and Legacy HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third quarter data is for the combined company, whether on an actual or pro forma basis.
2Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
3The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.
4The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.
5Adjusted EBITDA is based on the proforma full quarter results, annualized. See page 24 for a reconciliation of adjusted EBITDA. Proforma adjusted EBITDA and net debt includes run-rate adjustments highlighted on page 5.
6Based on the closing price of $20.85 on September 30, 2022 and 380,572,290 shares outstanding.
7Annualized third quarter 2022 unencumbered asset NOI was $819.2 million.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 13

Investment Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
MARKET	COUNT	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP	CAP RATE
Q1 2022 total	9	398,520	87%	223,150	77%	4.7%
Q2 2022 total	13	359,706	100%	163,762	100%	5.7%
Q3 2022 total	8	242,602	98%	91,253	100%	5.6%
YTD total	30	1,000,828	94%	$478,165	89%	5.3%
JV Contribution				(50,488)
YTD total, net				$427,677
YTD average cap rate [2]				5.3%

Q3 2022 ACQUISITION DETAIL
MARKET	COUNT	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM/TENANCY	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
Seattle, WA	1	0.24	EvergreenHealth	8/1/2022	10,593	100%	4,850	100%
Raleigh, NC	1	0.24	WakeMed	8/9/2022	11,345	82%	3,783	100%
Jacksonville, FL	1	0.03	Ascension	8/9/2022	34,133	100%	18,195	100%
Atlanta, GA	1	0.11	Wellstar	8/10/2022	43,496	100%	11,800	100%
Denver, CO	1	2.10	Centura	8/11/2022	34,785	100%	14,800	100%
Raleigh, NC	1	0.19	Duke	8/18/2022	31,318	93%	11,375	100%
Nashville, TN	1	0.80	Ascension	9/15/2022	61,932	100%	21,000	100%
Austin, TX	1	0.03	HCA	9/29/2022	15,000	100%	5,450	100%

Q3 2022 total	8				242,602	98%	$91,253
Subsequent activity
Jacksonville, FL	1	0.10	Ascension	10/12/2022	6,200	100%	3,600	100%

DISPOSITION ACTIVITY
LOCATION	COUNT	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
Loveland, CO	2	2/24/2022	150,291	82%	$84,950
San Antonio, TX	2	4/15/2022	201,523	51%	25,500
Santa Fe, NM [5]	1	7/18/2022	34,003	19%	3,950
GA, FL, PA	4	7/29/2022	316,739	100%	133,100
GA, FL, TX	6	8/4/2022	343,545	89%	160,917
Los Angeles, CA [3]	4	8/5/2022	283,780	67%	134,845
Dallas, TX [4]	6	8/30/2022	189,385	100%	114,290
Indianapolis, IN	5	8/31/2022	506,406	99%	238,845
Dallas, TX	2	10/4/2022	291,328	82%	104,025
Houston, TX	1	10/21/2022	134,910	71%	32,000
YTD total	33		2,451,910	84%	$1,032,422
YTD average cap rate [6]					4.6%
1Includes joint venture acquisitions at full acquisition price.
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
3The Company sold 80% of these properties into an unconsolidated joint venture.
4The Company sold 60% of these properties into an unconsolidated joint venture.
5Legacy HTA asset that was sold prior to the merger in July.
6For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 14

Re/development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT PROJECTS
MARKET	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	CURRENT LEASED %	BUDGET	COST TO COMPLETE	PROJECT START	ESTIMATED COMPLETION
Active development
Nashville, TN	Ascension	106,194	50%	$44,000	$28,656	2Q 2021	3Q 2023
Orlando, FL [1]	Advent Health	156,566	74%	65,000	54,403	1Q 2022	2Q 2024
Raleigh, NC	UNC REX Health	120,694	—%	49,300	34,050	2Q 2022	4Q 2024
Total development		383,454	44%	$158,300	$117,109
Projected stabilized yield - 6.5%-7.5%

Active redevelopment
Seattle, WA [2]	MultiCare	56,000	100%	$12,500	$2,198	1Q 2021	4Q 2022
Dallas, TX	Baylor Scott & White	217,114	61%	17,500	6,394	4Q 2020	4Q 2023
Washington, DC	Inova Health	259,290	62%	21,200	19,163	1Q 2022	2Q 2024
Total redevelopment		532,404	66%	$51,200	$27,755
Projected stabilized yield - 8.0%-11.0%

Total active re/development projects		915,858	57%	$209,500	$144,864

PROSPECTIVE RE/DEVELOPMENT
MARKET	TYPE	SQUARE FEET [3]	LEASED % [4]	BUDGET	EXPECTED START	PROJECT DESCRIPTION
Fort Worth, TX	Dev	102,000	40%	$48,000	2H 2023	New on-campus MOB
Orlando, FL	Dev	45,000	100%	25,900	2H 2023	Phase one of a two phase development
Houston, TX	Dev	112,000	60%	53,200	2H 2024	New on-campus MOB
Denver, CO	Dev	230,000	100%	150,000	2H 2024	New surgical facility and MOB adjacent to campus
Houston, TX	Redev	297,423	61%	20,275	2H 2023	Redevelopment of two on-campus MOBs
Chicago, IL	Redev	73,657	55%	10,962	2H 2023	Redevelopment of an MOB in Chicago
Washington, DC	Redev	57,323	79%	10,078	2H 2023	Off-campus MOB redevelopment
Total prospective re/development		917,403	71%	$318,415

1Investment is a construction loan with purchase rights upon completion.
2Redevelopment project is a 23,000 square foot expansion to an existing medical office building. When complete, the building will be approximately 56,000 square feet.
3If project is identified as development (dev), then amount is projected building size. If project is a redevelopment (redev), then amount is existing building size.
4If project is identified as dev, then amount is expected preleasing percentage. If project is a redev, then amount is equal to current actual leased percentage.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 15

Portfolio [1,2,3]
DOLLARS IN THOUSANDS

MARKETS
		WHOLLY OWNED COUNT	SQUARE FEET						WHOLLY OWNED
MARKET	MSA RANK		MOB	INPATIENT/SURGICAL	OFFICE	WHOLLY OWNED	JOINT VENTURES	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Dallas, TX	4	45	3,307,773	302,764	199,800	3,810,337	189,385	3,999,722	9.6%	9.6%
Seattle, WA	15	29	1,569,388			1,569,388		1,569,388	5.7%	15.3%
Houston, TX	5	33	2,376,134	150,723	57,170	2,584,027		2,584,027	4.7%	20.0%
Los Angeles, CA	2	23	1,218,579	63,000	104,377	1,385,956	702,453	2,088,409	4.7%	24.7%
Atlanta, GA	9	37	1,826,752			1,826,752		1,826,752	4.4%	29.1%
Boston, MA	11	18	964,945			964,945		964,945	4.3%	33.4%
Charlotte, NC	22	32	1,790,415			1,790,415		1,790,415	4.1%	37.5%
Denver, CO	19	32	1,741,127		93,869	1,834,996	116,616	1,951,612	4.1%	41.6%
Miami, FL	7	23	1,414,085	133,500		1,547,585		1,547,585	3.8%	45.4%
Phoenix, AZ	10	35	1,512,304			1,512,304		1,512,304	2.7%	48.1%
Tampa, FL	18	20	1,012,094			1,012,094		1,012,094	2.7%	50.8%
Raleigh, NC	42	27	1,103,636			1,103,636		1,103,636	2.5%	53.3%
Nashville, TN	36	12	1,135,640		108,691	1,244,331		1,244,331	2.4%	55.7%
Austin, TX	29	13	861,481			861,481		861,481	2.3%	58.0%
Indianapolis, IN	33	36	1,080,947	61,398		1,142,345	273,479	1,415,824	2.2%	60.2%
Chicago, IL	3	7	712,644			712,644		712,644	2.2%	62.4%
Hartford, CT	48	30	768,947			768,947		768,947	2.1%	64.5%
New York, NY	1	14	614,522			614,522		614,522	1.8%	66.3%
Orlando, FL	23	8	359,477	186,998		546,475		546,475	1.8%	68.1%
Washington, DC	6	9	692,107			692,107		692,107	1.7%	69.8%
Other (51 markets)		212	11,286,401	629,392	1,224,943	13,140,736	630,776	13,771,512	30.2%	100.0%
Total		695	37,349,398	1,527,775	1,788,850	40,666,023	1,912,709	42,578,732	100.0%
Number of properties			665	20	10	695	33	728
% of square feet			91.8%	3.8%	4.4%	100.0%
% multi-tenant			84.0%	—%	61.8%	81.6%
Investment			$12,796,986	$666,409	$501,164	$13,964,559
Quarterly cash NOI [5]			$184,560	$12,105	$7,249	$203,914
% of cash NOI			90.5%	5.9%	3.6%	100.0%

BY BUILDING TYPE
	WHOLLY OWNED
	MULTI-TENANT	SINGLE-TENANT	SUBTOTAL	JOINT VENTURE [5]	TOTAL
Number of properties	547	148	695	33	728
Square feet	32,493,976	8,172,047	40,666,023	1,912,709	42,578,732
% of square feet	76.3%	19.2%	95.5%	4.5%	100.0%
Investment [2]	$10,573,019	$3,391,540	$13,964,559	$459,845	$14,424,404
Quarterly cash NOI [2,4]	$151,048	$52,866	$203,914	$3,922	$207,836
% of cash NOI	72.7%	25.4%	98.1%	1.9%	100.0%

1On July 20, 2022, Legacy HR and Legacy HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third quarter data is for the combined company, whether on an actual or pro forma basis.
2Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
3Excludes assets held for sale, land held for development, construction in progress and corporate property.
4Includes Legacy HTA on a full quarter proforma basis.
5The Company's weighted average ownership percentage in its joint ventures was approximately 49%.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 16

Health Systems [1,2]

MOB PORTFOLIO
			BUILDING SQUARE FEET				LEASED BY HEALTH SYSTEM	% OF LEASED SF
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON/ADJACENT [4]	OFF-CAMPUS AFFILIATED [5]	TOTAL	% OF NOI [6]
HCA Healthcare	1	BBB-/Baa3	2,431,873	734,759	3,166,632	8.7%	831,004	2.3%
CommonSpirit Health	4	A-/Baa1	1,906,957	593,550	2,500,507	6.6%	880,442	2.5%
Baylor Scott & White Health	21	AA-Aa3	2,570,180	66,376	2,636,556	6.1%	1,670,906	4.7%
Ascension Health	3	AA+/Aa2	2,147,950	97,551	2,245,501	5.4%	942,610	2.6%
Tenet Healthcare	6	B+/B2	1,525,855	414,278	1,940,133	4.3%	503,670	1.4%
Atrium Health	16	AA-/Aa3	682,654	348,792	1,031,446	3.2%	907,825	2.5%
Community Health Systems	8	CCC+/Caa2	1,024,527	—	1,024,527	3.0%	391,827	1.1%
AdventHealth	11	AA/Aa2	797,587	118,585	916,172	2.6%	410,916	1.2%
Wellstar Health System	75	A/A2	896,773	23,088	919,861	2.4%	563,458	1.6%
UW Medicine (Seattle)	91	AA+/Aaa	461,363	169,709	631,072	2.4%	292,712	0.8%
Trinity Health	7	AA-/Aa3	633,711	154,009	787,720	2.0%	493,502	1.4%
Baptist Memorial Health Care	89	BBB+/--	544,122	252,414	796,536	1.9%	439,510	1.2%
Providence St. Joseph Health	5	AA-/A1	330,287	31,601	361,888	1.5%	267,053	0.7%
Banner Health	24	AA-/--	749,075	31,039	780,114	1.4%	147,178	0.4%
Cedars-Sinai Health Systems	51	--/Aa3	199,701	90,607	290,308	1.4%	52,891	0.1%
Hawaii Pacific Health	181	--/A1	173,502	124,925	298,427	1.3%	97,735	0.3%
Overlake Health System	291	A/A2	230,710	—	230,710	1.2%	73,676	0.2%
Medstar Health	45	A/A2	322,033	—	322,033	1.2%	223,965	0.6%
Bon Secours Health System	22	A+/A1	405,945	—	405,945	1.1%	236,637	0.7%
Wakemed	185	--/A2	368,046	101,597	469,643	1.1%	114,435	0.3%
Indiana University Health	26	AA/Aa2	175,499	269,320	444,819	1.1%	376,076	1.1%
Other (65 credit rated systems)			6,516,945	2,993,071	9,510,016	23.7%	4,303,034	12.1%
Subtotal - credit rated [7]			25,095,295	6,615,271	31,710,566	83.6%	14,221,062	39.8%
Other non-credit rated [8]			1,162,849	404,076	1,566,925	5.7%	861,170	2.4%
Off-campus non-affiliated [9]			—	4,071,907	4,071,907	10.7%	49,919	0.1%
Wholly-owned			26,258,144	11,091,254	37,349,398	100.0%	15,132,151	42.3%
Joint ventures			1,143,456	579,868	1,723,324
Total			27,401,600	11,671,122	39,072,722

1On July 20, 2022, Legacy HR and Legacy HTA closed the merger of the two companies, in which Legacy HR was the acquirer under GAAP. Accordingly, the historic financial statements of the combined company are those of Legacy HR. Unless otherwise noted, third quarter data is for the combined company, whether on an actual or pro forma basis.
2Includes joint venture properties at total square feet. Excludes construction in progress and assets classified as held for sale.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes off-campus buildings where health systems lease 20% or more of the property and are located within 2 miles from a hospital campus.
6Includes Legacy HTA on a full quarter proforma basis.
7Based on square footage, 76.4% is associated and 42.2% is leased by an investment-grade rated healthcare provider.
8Includes nine properties associated with a hospital system that is not credit rated.
9Includes off-campus buildings that are not anchored by a health system and are more than two miles from a hospital campus.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 17

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	WHOLLY-OWNED	JOINT VENTURE	TOTAL
On campus	45.6%	55.8%	46.0%
Adjacent to campus [3]	24.7%	10.6%	24.1%
Total on/adjacent	70.3%	66.4%	70.1%
Off campus - anchored by health system [4]	11.4%	7.1%	11.2%
Off campus	18.3%	26.5%	18.7%
	100.0%	100.0%	100.0%
Square feet	37,349,398	1,723,324	39,072,722
% of total	95.6%	4.4%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	CAMPUS PROXIMITY	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	# OF PROPERTIES	SQUARE FEET	% OF TOTAL
	0.00	On campus	231	17,990,046	46.0%	46.0%	180	14,231,683	81.0%
0.00	0.25 miles	Adjacent [3]	205	9,411,554	24.1%	70.1%	30	1,529,970	8.7%
0.25 miles	2.00	Affiliated	102	5,183,814	13.3%	83.4%	12	824,896	4.7%
2.00		Off campus	154	6,487,308	16.6%	100.0%	19	980,809	5.6%
Totals			692	39,072,722	100.0%		241	17,567,358	100.0%
Wholly-owned			665	37,349,398
Joint ventures			27	1,723,324

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes buildings where health systems lease 20% or more of the property.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 18

Lease Maturity & Occupancy[1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT [2]		SINGLE-TENANT		TOTAL
	# OF LEASES	SQUARE FEET	# OF LEASES	SQUARE FEET	# OF LEASES	SQUARE FEET	% OF LEASED SQUARE FEET
2022	475	1,184,604	2	107,886	477	1,292,490	3.6%
2023	1,237	3,875,183	12	725,347	1,249	4,600,530	12.9%
2024	1,146	4,239,202	18	914,693	1,164	5,153,895	14.4%
2025	981	3,465,089	16	863,089	997	4,328,178	12.1%
2026	805	3,120,939	9	485,445	814	3,606,384	10.1%
2027	746	3,083,335	23	1,364,498	769	4,447,833	12.5%
2028	389	1,719,074	15	662,660	404	2,381,734	6.7%
2029	358	1,664,703	15	752,632	373	2,417,335	6.8%
2030	267	1,539,505	13	625,890	280	2,165,395	6.1%
2031	223	964,498	3	229,223	226	1,193,721	3.3%
Thereafter	422	2,842,656	21	1,270,835	443	4,113,491	11.5%
Total leased	7,049	27,698,788	147	8,002,198	7,196	35,700,986	87.8%
Total building		32,493,976		8,172,047		40,666,023
Occupancy		85.2%		97.9%		87.8%
WALTR (months) [3]		50.6		71.7		55.3
WALT (months) [3]		95.3		146.7		106.8

PORTFOLIO OCCUPANCY AND ABSORPTION
			OCCUPANCY %			ABSORPTION
	# OF PROPERTIES	SQUARE FEET	Q3 2022	Q2 2022	Q3 2021	SEQUENTIAL	Y-O-Y
Same store multi-tenant	456	27,316,594	86.2%	86.2%	85.5%	2	196
Same store single-tenant	133	7,414,773	99.5%	99.5%	99.9%	—	(29)
Total same store properties	589	34,731,367	89.1%	89.1%	88.6%	2	167
Acquisitions	85	4,234,607	89.3%	89.6%	88.2%	(14)	29
Development completions	6	409,801	86.8%	82.6%	79.8%	17	29
Re/development	11	1,067,458	58.4%	63.9%	76.3%	(59)	(191)
Planned dispositions	4	222,790	2.4%	25.1%	26.5%	(51)	(54)
Wholly-owned	695	40,666,023	87.8%	88.0%	87.8%	(105)	(20)
Joint ventures	33	1,912,709	85.5%	87.2%	88.5%	8	6
Total	728	42,578,732	87.7%	88.0%	87.8%	(97)	(14)

1Excludes joint ventures land held for development, construction in progress, corporate property and assets classified as held for sale.
2The average lease size in the multi-tenant portfolio is 3,929 square feet.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 19

Leasing Statistics [1]

REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

SAME STORE 3Q 2022 RENEWALS
	Q3 2022	TTM

Cash leasing spreads	2.9%	2.3%

Cash leasing spreads distribution
< 0% spread	10.1%	12.7%
0-3% spread	25.7%	24.4%
3-4% spread	42.5%	42.6%
> 4% spread	21.7%	20.3%
Total	100.0%	100.0%

Tenant retention rate	79.1%	80.2%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Same store	2.75%	63.0%	2.28%	19.4%	2.64%	82.4%
Acquisitions	2.40%	10.6%	2.59%	1.9%	2.43%	12.6%
Other [3]	2.52%	4.0%	1.23%	1.0%	2.24%	5.0%
Total	2.69%	77.6%	2.25%	22.4%	2.60%	100.0%
Escalator type
Fixed	2.73%	96.6%	2.38%	84.6%	2.66%	93.9%
CPI	1.78%	3.4%	1.57%	15.4%	1.66%	6.1%

TYPE AND OWNERSHIP STRUCTURE
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	44.9%	74.0%	51.4%
Physician and other	55.1%	26.0%	48.6%

Lease structure
Gross	8.6%	6.4%	8.1%
Modified gross	32.2%	9.3%	27.0%
Net	59.2%	53.2%	57.9%
Absolute net [4]	—%	31.1%	7.0%

Ownership type
Ground lease	45.0%	31.1%	42.2%
Fee simple	55.0%	68.9%	57.8%

# OF LEASES BY SIZE
LEASED SQUARE FEET	MULTI-TENANT	SINGLE-TENANT
0 - 2,500	3,760	—
2,501 - 5,000	1,765	2
5,001 - 7,500	615	5
7,501 - 10,000	321	6
10,001 +	588	134
Total Leases	7,049	147

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, planned dispositions and assets classified as held for sale.
2Excludes leases with lease terms of one year or less.
3Includes redevelopment properties, development completions, and joint ventures.
4Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 20

NOI Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

SAME STORE CASH NOI
	TTM 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021	TTM 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Base revenue	$846,256	$214,096	$211,551	$211,481	$209,128	$824,435	$207,385	$205,798	$204,970	$206,282
Operating expense recoveries	246,903	64,710	61,215	62,724	58,254	231,516	58,316	57,961	58,896	56,343
Revenues	$1,093,159	$278,806	$272,766	$274,205	$267,382	$1,055,951	$265,701	$263,759	$263,866	$262,625
Expenses	379,253	99,978	92,983	96,672	89,620	358,624	91,750	88,514	89,967	88,393
Cash NOI	$713,906	$178,828	$179,783	$177,533	$177,762	$697,327	$173,951	$175,245	$173,899	$174,232
Revenue per occ SF [2]	$35.43	$36.05	$35.33	$35.58	$34.73	$34.16	$34.54	$34.24	$34.11	$33.78
Margin	65.3%	64.1%	65.9%	64.7%	66.5%	66.0%	65.5%	66.4%	65.9%	66.3%
Average occupancy	88.8%	89.1%	88.9%	88.8%	88.7%	89.0%	88.6%	88.7%	89.1%	89.5%
Period end occupancy	89.1%	89.1%	89.1%	88.8%	88.8%	88.6%	88.6%	88.6%	88.8%	89.4%
Number of properties	589	589	589	589	589	589	589	589	589	589

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021
Revenue per occ SF [2]	3.7%	4.4%	3.2%	4.3%	2.8%
Avg occupancy (bps)	-20	+50	+20	-30	-80
Revenues	3.5%	4.9%	3.4%	3.9%	1.8%
Base revenue	2.6%	3.2%	2.8%	3.2%	1.4%
Exp recoveries	6.6%	11.0%	5.6%	6.5%	3.4%
Expenses	5.8%	9.0%	5.0%	7.5%	1.4%
Cash NOI	2.4%	2.8%	2.6%	2.1%	2.0%

TOTAL CASH NOI
	3Q 2022	3Q 2021	% CHANGE	TTM 2022	TTM 2021	% CHANGE
Same store cash NOI	$178,828	$173,951	2.8%	$713,906	$697,327	2.4%
Same store joint ventures	1,152	1,062	8.5%	4,512	4,398	2.6%
	179,980	175,013	2.8%	718,418	701,725	2.4%
Redevelopment	2,792	4,765	(41.4%)	12,214	17,943	(31.9%)
Acquisitions/development completions	22,815	9,623	137.1%	76,836	21,686	254.3%
Dispositions/assets held for sale/other	7,033	16,368	(57.0%)	49,819	73,407	(32.1%)
Joint venture property cash NOI	2,770	1,170	136.8%	8,640	2,746	214.6%
Cash NOI	$215,390	$206,939	4.1%	$865,927	$817,507	5.9%

1Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 21

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Net income (loss)	$28,304	$6,130	$42,227	$21,607	($2,066)	$23,096	$24,022	($15,863)
Non-controlling interests	312	—	—	—	—	—	—	—
Other income (expense)	(89,477)	7,479	(29,293)	(468)	23,000	(2,223)	(5,220)	35,284
General and administrative expense	16,741	10,540	11,036	8,901	8,207	8,545	8,499	7,206
Depreciation and amortization expense	158,117	55,731	54,041	51,810	50,999	49,826	50,079	48,104
Other expenses [1]	82,659	11,034	9,929	3,850	3,193	2,840	2,783	2,919
Straight-line rent expense	1,260	378	378	382	380	369	367	369
Straight-line rent revenue	(8,975)	(1,705)	(1,587)	(1,227)	(1,550)	(1,563)	(1,461)	(1,013)
Other revenue [2]	(5,242)	(1,961)	(2,044)	(2,134)	(2,043)	(2,075)	(1,865)	(2,145)
Joint venture property cash NOI	3,922	2,551	2,052	1,331	1,210	1,035	465	135
Cash NOI	$187,621	$90,177	$86,739	$84,052	$81,330	$79,850	$77,669	$74,996
Pre-merger Legacy HTA NOI	27,769	130,788	129,476	129,305	125,609	126,311	126,278	125,464
Proforma Cash NOI	$215,390	$220,965	$216,215	$213,357	$206,939	$206,161	$203,947	$200,460
Acquisitions/development completions	(22,815)	(22,026)	(18,027)	(13,968)	(9,623)	(6,467)	(4,747)	(849)
Dispositions/assets held for sale/other	(7,033)	(12,968)	(14,114)	(15,704)	(16,368)	(17,749)	(19,348)	(19,943)
Joint venture property cash NOI	(3,922)	(3,648)	(3,158)	(2,424)	(2,232)	(2,183)	(1,542)	(1,186)
Redevelopment	(2,792)	(2,540)	(3,383)	(3,499)	(4,765)	(4,517)	(4,411)	(4,250)
Proforma Same store cash NOI	$178,828	$179,783	$177,533	$177,762	$173,951	$175,245	$173,899	$174,232

TOP DOWN RECONCILIATION
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Rental income before rent concessions	$301,692	$142,073	$139,775	$132,853	$132,971	$129,609	$129,466	$124,537
Rent concessions	(2,761)	(1,441)	(1,286)	(1,139)	(1,225)	(1,123)	(1,077)	(660)
Rental income	298,931	140,632	138,489	131,714	131,746	128,486	128,389	123,877
Parking income	2,428	1,919	1,753	2,134	2,187	1,880	1,658	1,678
Interest from financing receivable, net	2,034	1,957	1,930	1,766	1,917	510	—	—
Exclude straight-line rent revenue	(8,975)	(1,705)	(1,587)	(1,227)	(1,550)	(1,563)	(1,461)	(1,013)
Exclude other non-cash revenue [3]	(2,280)	(1,142)	(1,322)	(1,325)	(1,261)	(1,528)	(1,573)	(1,820)
Cash revenue	292,138	141,661	139,263	133,062	133,039	127,785	127,013	122,722
Property operating expense	(112,473)	(57,010)	(57,464)	(53,032)	(55,518)	(51,509)	(52,215)	(50,210)
Exclude non-cash expenses [4]	4,034	2,975	2,888	2,691	2,599	2,539	2,406	2,349
Joint venture property cash NOI	3,922	2,551	2,052	1,331	1,210	1,035	465	135
Cash NOI	$187,621	$90,177	$86,739	$84,052	$81,330	$79,850	$77,669	$74,996
Pre-merger Legacy HTA NOI	27,769	130,788	129,476	129,305	125,609	126,311	126,278	125,464
Proforma Cash NOI	$215,390	$220,965	$216,215	$213,357	$206,939	$206,161	$203,947	$200,460
Acquisitions/development completions	(22,815)	(22,026)	(18,027)	(13,968)	(9,623)	(6,467)	(4,747)	(849)
Dispositions/assets held for sale/other	(7,033)	(12,968)	(14,114)	(15,704)	(16,368)	(17,749)	(19,348)	(19,943)
Joint venture property cash NOI	(3,922)	(3,648)	(3,158)	(2,424)	(2,232)	(2,183)	(1,542)	(1,186)
Redevelopment	(2,792)	(2,540)	(3,383)	(3,499)	(4,765)	(4,517)	(4,411)	(4,250)
Proforma Same store cash NOI	$178,828	$179,783	$177,533	$177,762	$173,951	$175,245	$173,899	$174,232

1Includes acquisition and pursuit costs, merger-related costs, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables, and ground lease straight-line rent.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable, and tenant improvement overage amortization.
3Includes above and below market lease intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable adjustments, and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 22

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO PROFORMA FULL QUARTER FFO AND NORMALIZED FFO
	PROFORMA 3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Cash NOI	$215,390	$90,177	$86,739	$84,052	$81,330	$79,850	$77,669	$74,996
General and administrative expense	(18,956)	(10,540)	(11,036)	(8,901)	(8,207)	(8,545)	(8,499)	(7,206)
Straight-line rent	11,456	1,705	1,587	1,227	1,550	1,563	1,461	1,013
Interest and other income (expense), net	(172)	(125)	(81)	(250)	—	(262)	500	140
Management fees and other income	397	819	722	809	782	547	292	325
Note receivable interest income	1,332	—	—	—	—	—	—	—
Other non-cash revenue [1]	2,781	1,142	1,322	1,325	1,261	1,528	1,573	1,820
Other non-cash expenses [2]	(4,289)	(2,975)	(2,888)	(2,691)	(2,599)	(2,539)	(2,406)	(2,349)
Pre-merger Legacy HTA NOI	1,741	—	—	—	—	—	—	—
Unconsolidated JV adjustments	(520)	(51)	6	131	167	181	276	(73)
Debt Covenant EBITDA	$209,160	$80,152	$76,371	$75,702	$74,284	$72,323	$70,866	$68,666
Interest expense	(60,391)	(15,543)	(13,661)	(13,266)	(13,334)	(13,261)	(13,262)	(13,618)
Loss on extinguishment of debt	(1,091)	—	(1,429)	—	—	—	—	(21,503)
Acquisition and pursuit costs	(482)	(1,352)	(1,303)	(1,152)	(974)	(670)	(744)	(939)
Merger-related costs	(79,402)	(7,085)	(6,116)	(389)	—	—	—	—
Leasing commission amortization [3]	2,731	2,683	2,600	2,382	2,294	2,258	2,111	2,033
Non-real estate depreciation and amortization	(1,243)	(1,080)	(983)	(937)	(903)	(885)	(879)	(886)
Unconsolidated JV adjustments	—	—	(34)	(37)	(2)	(8)	(2)	(8)
FFO	$69,282	$57,775	$55,445	$62,303	$61,365	$59,757	$58,090	$33,745
Acquisition and pursuit costs	482	1,352	1,303	1,152	974	670	744	939
Merger-related costs	79,402	7,085	6,116	389	—	—	—	—
Lease intangible amortization	127	584	309	192	48	(6)	(72)	(4)
Significant non-recurring legal fees/forfeited earnest money received	346	140	91	465	—	—	(500)	—
Debt financing costs	1,091	—	1,429	—	—	283	—	21,920
Unconsolidated JV normalizing items	154	83	95	90	54	55	27	16
Normalized FFO	$150,884	$67,019	$64,788	$64,591	$62,441	$60,759	$58,289	$56,616

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization, and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 23

EBITDA Reconciliations
DOLLARS IN THOUSANDS
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

RECONCILIATION OF EBITDA
	3Q 2022		2Q 2022
	AS REPORTED	PROFORMA FULL QUARTER	Combined	Legacy HR	Legacy HTA
Net income	$28,615	$21,533	$20,552	$6,130	$14,422
Interest expense	53,044	60,391	40,303	15,543	24,760
Depreciation and amortization	158,117	186,643	130,782	55,731	75,051
Unconsolidated JV depreciation and amortization	3,526	3,526	3,295	2,807	488
EBITDA	$243,302	$272,093	$194,932	$80,211	$114,721
Leasing commission amortization	2,731	2,731	2,683	2,683	—
Gain on sales of real estate properties	(143,908)	(143,908)	(8,496)	(8,496)	—
EBITDAre [1]	$102,125	$130,916	$189,119	$74,398	$114,721
EBITDA	$243,302	$272,093	$194,932	$80,211	$114,721
Acquisition and pursuit costs	482	482	1,449	1,352	97
Merger-related costs	79,402	79,402	12,192	7,085	5,107
Gain on sales of real estate properties	(143,908)	(143,908)	(8,496)	(8,496)	—
Loss on extinguishment of debt	1,091	1,091	3,615	—	3,615
Debt Covenant EBITDA	$180,369	$209,160	$203,692	$80,152	$123,540
Leasing commission amortization	2,731	2,731	2,683	2,683	—
Lease intangible amortization	(2)	127	584	584	—
Acquisition/disposition timing impact [2]	(1,155)	(3,079)	2,337	2,243	94
Stock based compensation	3,666	3,666	5,547	3,356	2,191
Other normalizing adjustments [3]	—	—	1,702	—	1,702
Unconsolidated JV adjustments	154	154	83	83	—
Adjusted EBITDA	$185,763	$212,759	$216,628	$89,101	$127,527
Run-rate adjustments
October asset sales [5]		(1,625)
Expected November asset sales [6]		(1,400)
Expected December asset sales [7]		(3,000)
Seasonal utilities		2,500
Expected G&A synergies		4,500
Total run-rate adjustments		$975
Run-rate adjusted EBITDA		$213,734

1Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
2Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.
3For the three months ended June 30, 2022, other normalizing adjustments for Legacy HTA include the following: (i) legal and professional fees related to the whistleblower investigation and other audit committee matters of $1.0 million; and (ii) net costs related to nonrecurring legal and tenant matters of $0.7 million. For the six months ended June 30, 2022, other normalizing adjustments include the following: (i) legal and professional fees related to the whistleblower investigation and other audit committee matters of $1.1 million; (ii) net costs related to nonrecurring legal and tenant matters of $0.8 million; (iii) additional board meeting fees of $0.2 million; and (iv) professional fees related to strategic review matters of $0.1 million.
4FFO and EBITDA includes the impact of straight-line rent.
5Reflects NOI loss related to dispositions of $136.0 million that occurred in October.
6Reflects NOI loss related to dispositions of $105.0 million that are expected to occur in November.
7Reflects NOI loss related to dispositions of $182.0 million that are expected to occur in December.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 24

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
REFLECTS COMBINED COMPANY RESULTS

CASH NOI BY PROPERTY TYPE
	3Q 2022
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	JOINT VENTURE	REDEVELOPMENT	TIMING/OTHER ADJUSTMENTS [3]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/outpatient	$159,106	$22,815	$3,663	$2,792	$3,586	$191,962	$767,848
Inpatient/Surgical	12,473	—	259	—	—	12,732	50,928
Office	7,249	—	—	—	—	7,249	28,996
Total Cash NOI	$178,828	$22,815	$3,922	$2,792	$3,586	$211,943	$847,772

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$73,321	As of November 4, 2022 [8]		384,615,283
Re/development budget	209,500
	$282,821	IMPLIED CAP RATE
			STOCK PRICE	IMPLIED CAP RATE
		As of November 4, 2022 [8]	$20.23	6.5%
OTHER ASSETS		MERGER CLOSE TO SEPTEMBER 30, 2022:
Assets held for sale [4]	$329,187	High	$26.84	5.4%
Unstabilized properties [5]	78,426	Low	$20.58	6.4%
Cash and other assets [6]	304,911
	$712,524

DEBT
Unsecured credit facility	$190,600
Asset sale term loan	423,000
Unsecured term loans	1,500,000
Senior notes	3,700,000
Mortgage notes payable	84,784
Remaining re/development funding	144,864
Other liabilities [7]	255,012
	$6,298,260

1See NOI Performance schedule on page 21 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized re/developments completed during the full eight quarter period that are not included in same store NOI.
3Timing adjustments include current quarter acquisitions of $0.9 million as well as re/development completion adjustments of $0.5 million and seasonal expenses of $2.5 million to reflect full quarterly stabilized NOI. This is slightly offset by $0.3 million of negative NOI for unstabilized properties.
4Represents estimated gross purchase for six held for sale properties and four properties that the Company has identified for future disposition.
5Includes 12 properties comprising 353,000 square feet that generated negative NOI of $0.3 million at gross book value.
6Includes cash of $57.6 million, prepaid assets of $88.1 million, notes receivable of $79.0 million, accounts receivable of $39.8 million, prepaid ground leases of $19.3 million, and other investments of $6.0 million. In addition, includes the Company's occupied portion of its corporate headquarters in Nashville and Charleston of $15.1 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $225.7 million, security deposits of $28.7 million, and deferred operating expense reimbursements of $0.6 million.
8Total shares outstanding includes OP units and does not reflect the shares associated with forward equity contracts. As of September 30, 2022, the Company had no remaining shares to be settled under forward equity contracts.

HEALTHCARE REALTY	3Q 2022 SUPPLEMENTAL INFORMATION 25